SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report:		January 22, 2013
Omagine, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-17264	20-2876380
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
Of incorporation)

350 Fifth Avenue, 48th floor, New York, N.Y.	10118
(Address of principal executive offices)	(Zip Code)

  Registrant's telephone number, including area code:                                                                                                 (212) 563-4141

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act;
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ]	Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure

On January 22, 2013, Omagine, Inc. (the “Registrant”), issued a press release announcing the signing of a Letter of Intent by its 60% owned subsidiary Omagine LLC and BNP Paribas.

A copy of the press release is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit Number and Description:

Exhibit	Description

Exhibit 10.1	The press release dated January 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omagine, Inc.
(Registrant)

Date: January 22, 2013	By:	/s/ Frank J. Drohan
Frank J. Drohan
Chairman of the Board
President and Chief
Executive Officer

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